UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-23166

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.
 (Exact name of registrant as specified in charter)

325 North LaSalle Street, Suite 645, Chicago, Illinois 60654
(Address of principal executive offices) (Zip code)

Marcus L. Collins, Esq.
RiverNorth Capital Management, LLC
325 North LaSalle Street, Suite 645
Chicago, Illinois 60654
 (Name and address of agent for service)

(312)832-1440
Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2017

Date of reporting period:  March 31, 2017

Item 1. Schedule of Investments.

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.			Schedule of Investments
			March 31, 2017 (Unaudited)

Principal Amount/Description		Rate	Maturity	Value
ASSET BACKED OBLIGATION - 4.64%
2,968,750	Blackbird Capital Aircraft(a)	5.68%	12/16/2041	$3,023,467
3,000,000	InSite Issuer LLC(a)	6.41%	11/15/2046	3,062,765
2,968,750	Labrador Aviation Finance Limited(a)	5.68%	1/15/2042	3,025,709
1,000,000	SOFI Consumer Loan Program Trust (a)	4.73%	1/26/2026	999,966

TOTAL ASSET BACKED OBLIGATION
(Cost $9,937,088)				10,111,907

Shares/Description		Value
CLOSED-END FUNDS - 31.69%
38,656	AllianzGI Diversified Income & Convertible Fund	785,490
524,583	BlackRock Corporate High Yield Fund, Inc.	5,728,446
447,696	BlackRock Credit Allocation Income Trust	5,891,679
64,663	BlackRock Debt Strategies Fund, Inc.	744,918
139,827	Blackrock Limited Duration Income Trust	2,177,106
344,506	Brookfield Real Assets Income Fund Inc	7,847,847
367,365	Eaton Vance Limited Duration Income Fund	5,080,658
99,753	Eaton Vance Senior Income Trust	676,325
597,882	Invesco Senior Income Trust	2,768,194
341,207	Legg Mason BW Global Income Opportunities Fund Inc	4,360,625
257,360	MFS Multimarket Income Trust	1,575,043
73,137	NexPoint Credit Strategies Fund	1,674,837
62,637	Nuveen AMT-Free Municipal Credit Income Fund	915,753
107,194	Nuveen AMT-Free Quality Municipal Income Fund	1,432,112
408,811	Nuveen Credit Strategies Income Fund	3,552,568
71,816	Nuveen Quality Municipal Income Fund	983,161
24,200	Nuveen Flexible Investment Fund	408,738
45,289	Nuveen Municipal Credit Income Fund	651,709
57,928	Principal Real Estate Income Fund	1,016,057
160,041	Prudential Global Short Duration High Yield Fund	2,383,010
123,549	Putnam Premier income Trust	651,103
62,087	Templeton Emerging Markets Income Fund	697,237
58,931	Triangle Capital Corporation	1,124,993
308,034	Wells Fargo Income Opportunities Fund	2,587,486
254,375	Western Asset Emerging Markets Debt Fund Inc.	3,942,813
382,298	Western Asset Global High Income Fund	3,861,210
1,114,992	Western Asset Global High Income Opportunity Fund	5,619,560

TOTAL CLOSED-END FUNDS
(Cost $67,286,876)		69,138,678

Principal Amount/Description		Rate	Maturity	Value
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 79.97%
	Bank of America Alternative Loan Trust
2,887,041	Series 2004-12	6.00%	1/25/2035	2,879,788
	Banc of America Commercial Mortgage Trust
500,000	Series 2007-4(a)(b)	6.10%	2/10/2051	498,610
	Banc of America Funding Corporation
2,997,490	Series 2006-D(b)	3.31%	5/20/2036	2,528,160
	Banc of America Mortgage Securities Inc.
1,802,884	Series 2005-9	5.50%	10/25/2035	1,773,476
3,826,989	Series 2007-3	6.00%	9/25/2037	3,716,888
	BB-UBS Trust
500,000	Series 2012 - TFT(a)(b)	3.68%	6/5/2030	461,484

	BCAP LLC Trust
3,078,448	Series 2011-RR4(a)(b)	6.27%	8/26/2037	2,967,304
3,069,846	Series 2011-RR4(a)(b)	6.20%	8/26/2037	2,982,471
	Bear Stearns Alt-A Trust
3,165,134	Series 2005-10(b)	3.23%	1/25/2036	2,846,011
	Bear Stearns Adjustable Rate Mortgage Trust
2,795,350	Series 2006-2(b)	3.34%	7/25/2036	2,720,363
	Chase Mortgage Finance Corporation
4,525,922	Series 2007-S4	1.58%	6/25/2037	2,668,476
	ChaseFlex Trust
3,982,572	Series 2007-1	6.50%	2/25/2037	2,890,664
	Chimera Investment Corporation
3,720,000	Series 2017-3RR	6.50%	2/25/2037	4,092,000
	Citigroup Mortgage Loan Trust Inc.
3,216,037	Series 2005-5(b)	3.23%	10/25/2035	2,410,467
3,018,170	Series 2007-AR5(b)	3.33%	4/25/2037	2,743,890
	Commercial Mortgage Trust
537,000	Series 2012-CR4(a)(b)	4.57%	10/15/2045	375,378
500,000	Series 2012-CR4(a)(b)	4.57%	10/15/2045	456,292
500,000	Series 2013-LC13(a)(b)	5.04%	8/10/2046	479,690
	Countrywide Alternative Loan Trust
1,382,252	Series 2005-48T1 `	5.50%	11/25/2035	1,147,641
2,681,083	Series 2005-63(b)	3.19%	12/25/2035	2,396,224
1,864,018	Series 2006-26CB	6.50%	9/25/2036	1,558,871
5,171,210	Series 2006-32CB	6.00%	11/25/2036	4,469,580
3,966,154	Series 2007-14T2	6.00%	7/25/2037	2,838,887
4,322,540	Series 2007-2CB	5.75%	3/25/2037	3,724,779
3,294,050	Series 2007-16CB	6.25%	8/25/2037	2,884,698
	Countrywide Home Loans
3,194,299	Series 2007-HYB1(b)	3.03%	3/25/2037	2,739,748
3,132,678	Series 2005-HYB1(b)	1.28%	3/25/2035	2,780,029
4,058,175	Series 2007-9	5.75%	7/25/2037	3,720,647
	Credit Suisse First Boston Mortgage Securities Corp.
2,603,880	Series 2005-9	5.50%	10/25/2035	2,459,673
	Credit Suisse Mortgage Trust
3,207,668	Series 2006-7	6.75%	8/25/2036	2,648,769
2,984,072	Series 2007-1	6.00%	2/25/2037	2,551,377
	Fannie Mae
8,485,242	Series 2011-101(b)	4.92%	10/25/2041	1,198,756
7,852,458	Series 2011-124(b)	5.52%	12/25/2041	1,344,571
8,613,790	Series 2012-20(b)	5.47%	3/25/2042	1,571,916
6,000,000	Series 2013-109	0.00%	7/25/2043	3,975,028
2,714,717	Series 2014-38	3.00%	9/25/2043	2,447,277
3,947,623	Series 2016-75	3.00%	10/25/2046	3,545,152
	First Horizon Alternative Mortgage Securities Trust
1,591,575	Series 2005-AA8(b)	3.10%	10/25/2035	1,425,851
	Freddie Mac
3,850,475	Series 3770	4.00%	12/15/2040	4,063,948
5,704,699	Series 3806(b)	5.54%	12/15/2037	323,208
10,861,072	Series 3966(b)	5.20%	12/15/2041	1,661,424
4,299,152	Series 4605	3.00%	8/15/2046	3,834,010
4,511,250	Series 4657	3.00%	2/15/2047	4,090,557
	FREMF Mortgage Trust
499,615	Series 2016-KF22(a)(b)	5.83%	7/25/2023	514,731
	GMAC Commercial Mortgage Securities Inc.

500,000	Series 2004-C3(a)	5.14%	12/10/2041	496,224
	Government National Mortgage Assoication
4,191,448	Series 2017-17	3.50%	2/20/2047	4,023,526
	GS Mortgage Securities Trust
500,000	Series 2013-GC13(a)	4.07%	7/10/2023	452,398
604,000	Series 2014-GC26(a)(b)	4.51%	11/10/2047	504,748
500,000	Series 2015-GC28(a)(b)	4.33%	2/10/2048	391,604
	Harborview Mortgage Loan Trust
2,920,977	Series 2004-2(b)	1.50%	6/19/2034	2,679,317
	IndyMac INDX Mortgage Loan Trust
2,494,588	Series 04-AR4(b)	3.17%	8/25/2034	2,456,114
	JP Morgan Chase Commercial Mortgage Securities Corp.
499,000	Series 2006-LDP9	5.34%	5/15/2047	493,529
474,221	Series 2007-LDPX	5.46%	1/15/2049	473,833
500,000	Series 2007-C1(b)	5.99%	2/15/2051	505,298
500,000	Series 2016-WIKI(a)(b)	4.14%	10/5/2031	489,338
500,000	Series 2016-WPT(a)(b)	5.91%	10/15/2033	510,016
	JPMBB Commercial Mortgage Securities Trust
9,475,000	Series 2013-C14(a)(b)	0.97%	8/15/2046	482,823
500,000	Series 2013-C15(a)(b)	5.05%	11/15/2045	474,975
1,000,000	Series 2013-C17(a)	3.87%	1/15/2047	698,175
632,000	Series 2015-C27(a)(b)	3.84%	2/15/2048	499,382
549,000	Series 2015-JP1(a)(b)	4.74%	1/15/2049	393,681
	Luminent Mortgage Trust
3,519,004	Series 06-3(b)	1.19%	5/25/2036	2,945,030
3,984,166	Series 06-3(b)	1.18%	5/25/2036	3,434,201
	Morgan Stanley BAML Trust
656,000	Series 2015-C20(a)	3.07%	2/15/2048	495,363
	Nomura Asset Acceptance Corporation
2,921,818	Series 2005-AP3	5.19%	8/25/2035	1,845,918
	PR Mortgage Loan Trust
3,086,887	Series 2014-1(a)(b)	5.92%	10/25/2049	3,078,065
	Residential Accredit Loans, Inc.
3,041,461	Series 2007-QA5(b)	6.16%	9/5/2037	2,496,601
6,234,110	Series 2006-QO5(b)	1.17%	5/25/2046	5,212,968
	Residential Asset Securitization Trust
3,364,508	Series 2005-A15	5.75%	2/25/2036	2,596,180
3,436,545	Series 2007-A5	6.00%	5/25/2037	3,015,458
	Residential Funding Mortgage Securities I Trust
2,476,096	Series 2005-SA2(b)	3.33%	6/25/2035	2,250,496
4,213,374	Series 2006-S8	6.00%	9/25/2036	3,922,730
	Structured Adjustable Rate Mortgage Loan Trust
2,912,136	Series 2005-22(b)	3.35%	12/25/2035	2,734,614
	Structured Asset Mortgage Investments Inc.
1,157,018	Series 2005-AR7(b)	1.69%	3/25/2046	1,019,862
	UBS-Barclays Commercial Mortgage Trust
500,000	Series 2013-C5(a)(b)	4.08%	3/10/2046	357,201
	Wachovia Bank Commercial Mortgage Trust
572,596	Series 2006-C26(b)	6.06%	6/15/2045	576,899
483,349	Series 2207-C30	5.41%	12/15/2043	486,972
	Washington Mutual Mortgage Pass-Through Certificates Trust
2,713,486	Series 2005-8	5.50%	10/25/2035	2,546,844
3,104,915	Series 2006-AR10(b)	2.91%	8/25/2046	2,983,541
2,687,048	Series 2006-AR6(b)	2.87%	8/25/2036	2,434,702

2,868,131	Series 2007-HY3(b)	3.00%	3/25/2037	2,660,163
2,253,347	Series 2006-2	6.00%	3/25/2036	2,203,706
	Wells Fargo Mortgage Backed Securites
3,767,085	Series 2006-9	6.00%	8/25/2036	3,727,077

TOTAL NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $175,694,107)				174,458,336

Principal Amount/Description		Rate	Maturity	Value
NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS - 2.31%
	New Century Equity Loan Trust
3,645,880	Series 2006-1(b)	1.16%	5/25/2036	3,108,875
	RMAT
1,941,581	Series 2015-PR2(a)	5.85%	11/25/2035	1,935,117

TOTAL NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $5,018,864)				5,043,992

Principal Amount/Description		Rate	Maturity	Value
BUSINESS DEVELOPMENT COMPANY NOTES - 4.07%
8,100	Eagle Point Credit Company	7.75%	10/30/2026	210,438
100,000	Great Elm Capital Corporation	8.25%	6/30/2020	2,550,000
18,747	Hercules Capital Inc	6.25%	7/30/2024	480,861
10,300	KCAP Financial Inc	7.38%	9/30/2019	261,723
19,900	Saratoga Investment Corp	6.75%	12/30/2023	514,614
1,400	Stellus Capital Investments	6.50%	4/30/2019	35,833
1,500	THL Credit Inc	6.75%	11/15/2021	38,407
160,200	THL Credit Inc	6.75%	12/30/2022	4,163,598
14,673	Triangle Capital Corp	6.38%	12/15/2022	375,042
2,610	TriplePoint Venture Growth BDC Corp	6.75%	7/15/2020	66,685
7,556	Whitehorse Finance	6.50%	7/31/2020	192,754

TOTAL BUSINESS DEVELOPMENT COMPANY NOTES
(Cost $8,687,849)				8,889,955

Shares/Description				Value
SHORT-TERM INVESTMENTS - 9.37%
Money Market Fund
20,435,554	Fidelity Institutional Government Portfolio
	(7 Day Yield 0.56%)			20,435,554

TOTAL SHORT-TERM INVESTMENTS
(Cost $20,435,554)				20,435,554

TOTAL INVESTMENTS - 132.05%				288,078,422
(Cost $287,060,338)
LIABILITIES IN EXCESS OF OTHER ASSETS - (32.05)%				(69,924,790)
NET ASSETS - 100.00%				$218,153,632

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid under procedures approved by the Fund's Board of Directors and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $30,106,977 which represents approximately 13.80% of net assets as of March 31, 2017.
(b)	Floating or variable rate security. Interest rate disclosed is that which is in effect at March 31, 2017.

1. ORGANIZATION

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (the “Fund”) is a closed‑end management investment company that was organized as a Maryland corporation on June 22, 2016 and commenced investment operations on September 28, 2016.  The investment adviser to the Fund is RiverNorth Capital Management, LLC (the “Adviser”).  The Fund’s sub-adviser is DoubleLine Capital, LP (“Sub-Adviser”).  The Fund is a diversified investment company with an investment objective to seek current income and overall total return.

The Fund seeks to achieve its investment objective by allocating its Managed Assets among the two principal strategies; under normal market conditions, the Fund may allocate between 10% and 35% of its Managed Assets to the Tactical Closed-End Fund Income Strategy and 65% to 90% of its Managed Assets to the Opportunistic Income Strategy.  The Adviser will determine the portion of the Fund’s Managed Assets to allocate to each strategy and may, from time to time, adjust the allocations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities.

Security Valuation:  The Fund’s assets and other financial instruments are generally valued at their market value using market quotations.  If a market value quotation is unavailable a security may be valued at its estimated fair value as described in note 3.

Security Transactions and Related Income:  The Fund follows industry practice and records security transactions on the trade date basis. The first-in/first-out costs basis method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date or for certain foreign securities, when the information becomes available to the Fund and interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Other:  The Fund holds certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

Principal Investment Risks:  All investment companies carry a certain amount of risk. For more information on the related risks of investing in the Fund please refer to the prospectus.

Share Valuation:  The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (“the Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open.  The NAV is calculated by dividing the value of all of the securities and other assets of the Fund, less the liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding Preferred Shares, by the total number of common shares outstanding.

Federal Income Taxes:  The Fund intends to elect to be treated as, and to qualify each year for special tax treatment afforded to, a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”).  In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements.  As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and the excess of net short-term capital gain over net long-term capital loss) and its “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss).  The Fund intends to distribute at least annually substantially all of such income and gain.  If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates.  In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

Distributions to Shareholders:  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassification will have no effect on net assets, results of operations or net asset values per share of the Fund.

New Accounting Pronouncements:  In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including using such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
•
Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or  indirectly) for substantially the full term of the asset or liability; and

•
Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, closed-end funds, exchange-traded funds, preferred stocks, business development companies, exchange-traded notes, and business development company senior notes are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser or a Sub-Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser or a Sub-Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, Sub-Adviser, or the Fund’s Valuation Committee (“Valuation Committee”) in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds and open-end mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Domestic and foreign fixed income securities, including foreign and U.S. corporate bonds, foreign and U.S. government bonds and notes, supranationals and foreign agencies, non-agency collateralized mortgage obligations, U.S. Government/Agency mortgage backed securities, bank loans, collateralized loan obligations, contingent convertible securities, municipal bonds, and high yield debt.  Prices obtained from independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Data used to establish quotes includes analysis of cash flows, pre-payment speeds, default rates, delinquency assumptions and assumptions regarding collateral and loss assumptions. These securities will be classified as Level 2 securities.

Short-term investments in fixed income securities, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Fund’s good faith pricing guidelines, the Adviser, Sub-Adviser, or Valuation Committee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser, Sub-Adviser, or Valuation Committee would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s, a Sub-Adviser’s, or the Valuation Committee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser, Sub-Adviser or Valuation Committee is aware of any other data that calls into question the reliability of market quotations.

Good faith pricing may also be used in instances when the bonds the Fund invests in default or otherwise cease to have market quotations readily available. Investments in foreign securities, junk bonds or other thinly traded securities are more likely to trigger good faith pricing than other securities.

The following is a summary of the inputs used at March 31, 2017 involving the Fund’s assets and liabilities:

	Valuation Inputs
Investments in Securities at Value*	Level 1		Level 2	Level 3		Total
Asset Backed Obligations Closed-End Funds	$	- 69,138,678	$10,111,907 -	$	- -	$10,111,907 69,138,678
Non-Agency Collateralized Mortgage Obligations		-	170,366,336		4,092,000	174,458,336
Non-Agency Residential Collateralized Mortgage Obligations		-	5,043,992		-	5,043,992
Business Development Company Notes		8,815,715	74,240		-	8,889,955
Short-Term Investments		20,435,554	-		-	20,435,554
Total		$98,389,947	$185,596,475		$4,092,000	$288,078,422
*     Refer to the Fund’s Schedule of Investments for a listing of securities by type.

The changes of the fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

Investments in Securities	Balance as of September 28, 2016(a)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Net Accretion (Amortization)	Purchases	Sales	Transfer into Level 3	Transfer out of Level 3	Balance as of March 31, 2017	Net Change in Unrealized Appreciation/ (Depreciation) Included in the Statement of Operations Attributable to Level 3 Investments Held at March 31, 2017
Non-Agency Collateralized Mortgage Obligations	$ -	$ -	$ 144	$ (50,422)	$ 4,142,278	$ -	$ -	$ -	$ 4,092,000	$ 144
Total	$ -	$ -	$ 144	$ (50,422)	$ 4,142,278	$ -	$ -	$ -	$ 4,092,000	$ 144
(a) Commencement of operations.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of March 31, 2017.

	Fair Value as of 3/31/2017*	Valuation Techniques	Unobservable Input	Input Values
Non-Agency Collateralized Mortgage Obligations	$4,092,000	Pricing at Cost	Unadjusted Purchase Price	110.00

*   Level 3 securities are typically valued by pricing vendors.  The appropriateness of fair values for these securities is monitored on an ongoing basis by the Adviser, which may include back testing, results of vendor due diligence, unchanged price review and consideration of market and/or sector events.

It is the Fund’s policy to recognize transfers into and out of all levels at the end of the reporting period.

There were no transfers into and out of Levels 1, 2, and 3 during the current period presented.

4. FEDERAL INCOME TAXES

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute all of their taxable net income to their shareholders.  In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax.  Therefore, no federal income tax provision is required.

As of March 31, 2017, net unrealized appreciation (depreciation) of investments based on federal tax costs was as follows:
Gross Appreciation (excess of value over tax)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
$ 3,489,976	$ 2,471,892	$ 1,018,084	$ 287,060,338

Item 2. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d‑15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(d)).

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

By (Signature and Title)    /s/ Patrick W. Galley
Patrick W. Galley, President

Date   May 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)    /s/ Patrick W. Galley
  Patrick W. Galley, President

Date   May 30, 2017

By (Signature and Title)    /s/ Jonathan M. Mohrhardt
  Jonathan M. Mohrhardt, Chief Financial Officer

Date   May 30, 2017